EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Edisto Resources Corporation's previously filed Registration Statements on Form S-8 (Registration Nos. 33-74598, 33-74600, 333-16915 and 333-16927).

                                                /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP


Houston, Texas
March 27, 1997